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               NORTH ATLANTIC TRADING ACQUISITION COMPANY, INC

                                 $34,000,000

                  1,360 Units consisting of 1,000 Shares of
           12% Senior PIK Preferred Stock with Warrants to Purchase
                        44,440 Shares of Common Stock

                              PURCHASE AGREEMENT

                                                                  June 18, 1997

NatWest Capital Markets Limited
135 Bishopsgate
London, EC2M 3XT
United Kingdom

Ladies and Gentlemen:

                  North Atlantic Trading Acquisition Company, Inc. a Delaware corporation (the "Company") hereby confirms its agreement with you (the "Initial Purchaser"), as set forth below.

                  1. The Securities. Subject to the terms and conditions herein contained, the Company proposes to issue and sell to the Initial Purchaser 1,360 units (the "Units") consisting of 1,000 shares of 12% Senior PIK Preferred Stock (the "Preferred Stock") with Warrants (the "Warrants") to purchase an aggregate of 44,440 shares of Common Stock of the Company (the "Warrant Shares") representing 7% of the outstanding Common Stock of the Company on a fully diluted basis.

                  The Units will be offered and sold to the Initial Purchaser without being registered under the Securities Act of 1933, as amended (the "Act"), in reliance on exemptions therefrom.

                  In connection with the sale of the Units, the Company has prepared a preliminary offering memorandum dated June 16, 1997 (the "Preliminary Memorandum") and will prepare a final offering memorandum dated June 18, 1997 (the "Final Memorandum"; the Preliminary Memorandum and the Final Memorandum each herein being referred to as a "Memorandum") setting forth or including a description of the terms of the Units, the Preferred Stock and the Warrants, the terms of the offering of the Units, a description of the Company and the Subsidiaries (as defined below) and any material developments relating to the Company and the Subsidiaries occurring after the date of the most recent historical financial statements included therein.

                  The Company and the Initial Purchaser will enter into a Registration Rights Agreement (the "Preferred Stock Registration Rights Agreement") prior to or concurrently with the issuance of the Units. Pursuant to the Preferred Stock Registration Rights Agreement, under the circumstances and the terms set forth therein, the Company will agree to file with the Securities and Exchange Commission (the "Commission"): (i) a registration statement (the "Exchange Offer Registration Statement"), relating to a registered Exchange Offer (as defined in the Preferred Stock Registration Rights Agreement) for the Preferred Stock under the Act to offer to the holders of the Preferred Stock the opportunity to exchange their Preferred Stock for an issue of preferred stock substantially identical to the Preferred Stock that would be registered under the Act (the "Exchange Preferred Stock") (except that (a) dividends thereon will accrue from the last date on which dividends were paid on the Preferred Stock, or if no such dividends have been paid, from the date of original issuance of the Preferred Stock, (b) such Preferred Stock will not contain any restrictions on transfer, and (c) such Preferred Stock will not contain provisions relating to an increase in the dividend rate for a failure to register the Preferred Stock pursuant to the Preferred Stock Registration Rights Agreement) or (ii) alternatively, in the event that applicable interpretations of the Commission do not permit the Company to effect the Exchange Offer or do not permit any holder of the Preferred Stock to participate in the Exchange Offer, a shelf registration statement (the "Shelf Registration Statement") to cover resales of Preferred Stock by such holders who satisfy certain conditions relating to, including the provision of information in connection with the Shelf Registration Statement.

                  The Company will enter into (i) a Unit Agreement (the "Unit Agreement") and (ii) a Warrant Agreement with United States Trust Company as Unit Agent (the "Unit Agent") or Warrant Agent (the "Warrant Agent"), as the case may be, prior to, or concurrently with, the issuance of the Units (the "Warrant Agreement").

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                  2.  Representations and Warranties.  The Company represents and warrants to, and agrees with the Initial Purchaser that:

                  (a) Neither the Preliminary Memorandum as of the date thereof nor the Final Memorandum nor any amendment or supplement thereto as of the date thereof and, in the case of the Final Memorandum and any amendment or supplement thereto, at all times subsequent thereto up to the Closing Date (as defined in Section 3 below) contained or shall contain any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this
         Section 2(a) do not apply to statements or omissions made in reliance upon and in conformity with information furnished to the Company in writing by the Initial Purchaser expressly for use in the Preliminary Memorandum, the Final Memorandum or any amendment or supplement thereto.

                  (b) As of the Closing Date, the Company will have the capitalization set forth in the Final Memorandum; the Subsidiaries constitute all of the subsidiaries of the Company; the Company will own one hundred percent of the issued and outstanding stock (or other equity securities) of each of the Subsidiaries; all of the outstanding shares of capital stock of the Company and the Subsidiaries as of the Closing Date will be duly authorized and validly issued, are fully paid and nonassessable (except with respect to the Company's stock to the extent of loans outstanding to executive officers as described in the Memorandum) and were not issued in violation of any preemptive or similar rights (except to the extent that SGIC, as defined below, alleges any such rights to arise out of its interest in LLC, as defined below); except as set forth in the Final Memorandum or for any claim that may be asserted by Societe Generale Investment Corporation ("SGIC") with respect to SGIC's interest in NTC Holding, LLC ("LLC") as described therein, there are no (i) options, warrants or other rights to purchase from the Company and the Subsidiaries, (ii) agreements or other obligations of the Company or any of the Subsidiaries to issue or
         (iii) other rights to convert any obligation into, or exchange any securities for, shares of capital stock of, or other equity securities in, the Company or any of the Subsidiaries outstanding. The entities listed on Schedule 2 hereto (collectively, the "Subsidiaries") are the only subsidiaries, direct or indirect, of the Company other than LLC. Except as disclosed on Schedule 2, the Company does not own, directly or indirectly, any capital stock or any other equity or long-term debt securities or have any equity interests in any firm, partnership, joint

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         venture, limited liability company or other entity other than LLC in which it owns all of the membership interests therein other than those owned by SGIC.

                  (c) The Company and each of National Tobacco Finance Corporation and North Atlantic Operating Company, Inc. (the "Corporate Subsidiaries") has been duly incorporated, is validly existing and is in good standing as a corporation under the laws of its jurisdiction of incorporation, with all requisite corporate power and authority to own its properties and conduct its business as now conducted, and as described in the Final Memorandum; National Tobacco, L.P. ("National Tobacco") is a limited partnership duly organized and subsisting under the laws of the State of Delaware, with the requisite partnership power and authority to own its properties and conduct its business as now conducted and as described in the Final Memorandum; LLC is a limited liability company duly organized and subsisting under the laws of the State of Delaware, and does not have any assets except those that will be transferred to the Company; each of the Company and the Subsidiaries is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified would not, individually or in the aggregate, have a material adverse effect on the general affairs, management, business, condition (financial or otherwise), prospects or results of operations of the Company and the Subsidiaries, taken as a whole (any such event, a "Material Adverse Effect").


                  (d) The Unit Agreement will be duly authorized by the Company prior to the Closing and, when executed and delivered by the Company and (assuming the due authorization, execution and delivery by the Unit Agent) will constitute a valid and legally binding agreement of the Company, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether a proceeding is sought at law or in equity).

                  (e) The Units will be duly authorized by the Company prior to the Closing and, when issued and delivered by the Company against payment therefor by the Initial Purchaser in accordance with the terms of this Agreement and (assuming due authentication, execution and delivery thereof by the Unit Agent in accordance with the Unit Agreement) will constitute a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether a proceeding is sought at law or in equity).

                  (f) The Warrant Agreement will be duly authorized by the Company prior to the Closing and, when executed and delivered by the Company and (assuming the due authorization, execution and delivery thereof by the Warrant Agent) will constitute a valid and legally binding agreement of the Company, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether a proceeding is sought at law or in equity).

                  (g) The Warrants will be duly authorized by the Company prior to the Closing and, when issued and delivered by the Company against payment therefor by the Initial Purchaser in accordance with the terms of this Agreement (assuming the due authentication thereof by the Warrant Agent in accordance with the Warrant Agreement) will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether a proceeding is sought at law or in equity).

                  (h) The Warrant Shares will be duly and validly authorized and validly reserved for issuance prior to the Closing and when issued and paid for upon exercise of the Warrants in accordance with the terms thereof, will be validly issued, fully paid, nonassessable and free of preemptive or other similar rights.

                  (i) The Certificate of Designation relating to the Preferred Stock and any additional Preferred Stock issued as dividends in accordance with the terms of the Certificate of Designation (the "PIK Preferred Stock") will be

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         duly authorized by the Company prior to the Closing. Upon filing of such Certificate of Designation with the Delaware Secretary of State, the Preferred Stock and the PIK Preferred Stock will be duly authorized and, when issued and delivered by the Company against payment therefor in accordance with the provisions of this Agreement, in the case of the Preferred Stock and in accordance with the terms of the Certificate of Designation, in the case of the PIK Preferred Stock, will be validly issued, fully paid and nonassessable and free of any preemptive or similar rights; the certificates for the Preferred Stock and the PIK Preferred Stock will be in due and proper form; and the holders of such Preferred Stock and PIK Preferred Stock will not be subject to personal liability by reason of being such holders. Prior to the Closing, the Company will have reserved for issuance, and duly authorized the issuance of, the maximum number of Preferred Stock and PIK Preferred Stock issuable as dividends pursuant to the terms of the Certificate of Designation. The Certificate of Incorporation of the Company, by virtue of the filing of the Certificate of Designation, will set forth the rights, preferences and priorities of the Preferred Stock and the PIK Preferred Stock. The Exchange Preferred Stock will be duly authorized prior to the Closing and, when issued and delivered by the Company in accordance with the provisions of the Exchange Offer contemplated by the Preferred Stock Registration Rights Agreement, will be validly issued, fully paid and nonassessable and free of any preemptive or similar rights.

                  (j) The Company and each of the Subsidiaries has all requisite corporate power and authority to execute, deliver and perform its obligations under the Preferred Stock Registration Rights Agreement. The Preferred Stock Registration Rights Agreement will be duly and validly authorized by the Company prior to the Closing and, when executed and delivered by the Company and each of the Subsidiaries, will constitute a valid and legally binding obligation of the Company and each of the Subsidiaries with respect to its obligations thereunder, enforceable against the Company and each of the Subsidiaries in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether a proceeding is sought at law or in equity) and except that rights of indemnification and contribution thereunder may be limited by Federal or state securities laws or public policy relating thereto.

                  (k) The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly and validly authorized, executed and delivered by the Company.

                  (l) No consent, approval, authorization or order of any court or governmental agency or body or third party is required for the execution, delivery or performance of this Agreement by the Company or the consummation by the Company or any of the Subsidiaries of the transactions contemplated hereby that are to be completed on or before the Closing Date, except such as have been obtained or disclosed in the Final Memorandum and such as may be required under state securities or "Blue Sky" laws or foreign securities laws in connection with the purchase and resale of the Preferred Stock by the Initial Purchaser. None of the Company or any of the Subsidiaries is (i) in violation of its certificate of incorporation or bylaws (or similar organizational document), (ii) in breach or violation of any statute, judgment, decree, order, rule or regulation applicable to any of them or any of their respective properties or assets, or (iii) in breach of or in default under (nor has any event occurred which, with notice or passage of time or both, would constitute a default under) or in violation of any of the terms or provisions of any indenture, mortgage, deed of trust, loan agreement, note, lease, license, franchise agreement, permit, certificate, contract or other agreement or instrument to which any of them is a party or to which any of them or their respective properties or assets is subject (collectively, "Contracts") except in the case of clauses (ii) and (iii) above such violations, breaches or defaults that would not, individually or in the aggregate, have a Material Adverse Effect.

                  (m) The execution, delivery and performance by the Company and the Subsidiaries of this Agreement, the Unit Agreement, the Warrant Agreement and the Preferred Stock Registration Rights Agreement and the consummation by the Company and the Subsidiaries of the transactions contemplated hereby and thereby, and the fulfillment of the terms hereof and thereof, will not conflict with or constitute or result in a breach of or a default under (or an event which with notice or passage of time or both would constitute a default under) or violation of any of (i) the terms or provisions of any Contract except such conflicts, breaches, defaults or violations, that would not, individually or in the aggregate, have a Material Adverse Effect, (ii) the certificate of incorporation or by-laws (or similar organizational document) of the Company or any of the Subsidiaries, or (iii) (assuming compliance with all applicable state securities or "Blue Sky" laws and assuming the accuracy of the representations and warranties of the Initial Purchaser in Section 8 hereof) any statute, judgment, decree, order, rule or regulation applicable to the Company or any of the Subsidiaries or any of their respective properties or assets except such conflicts, breaches, defaults or violations that would not, individually or in the aggregate, have a Material Adverse Effect.

                  (n) The audited consolidated financial statements of the entities included in the Preliminary Memorandum and the Final Memorandum present fairly in all material respects the financial position, results of operations and cash flows of such entities at the dates and for the periods to which they relate and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis except as otherwise stated therein. The summary and selected financial and statistical data in the Preliminary Memorandum and the Final Memorandum present fairly in all material respects the information shown therein and have been prepared and compiled on a basis consistent with the audited financial statements included therein, except as otherwise stated therein. Coopers & Lybrand L.L.P. is an independent public accounting firm within the meaning of the Act and the rules and regulations promulgated thereunder.

                  (o) The pro forma financial information included in the Preliminary Memorandum and the Final Memorandum have been properly computed on the bases described therein; the assumptions used in the preparation of the pro forma financial data and other pro forma financial information included in the Preliminary Memorandum and the Final Memorandum are reasonable and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein.

                  (p) There is not pending or, to the knowledge of the Company and the Subsidiaries, threatened any action, suit, proceeding, inquiry, investigation or legislative mandate to which the Company or any of the Subsidiaries is a party, or to which the property or assets of the Company or any of the Subsidiaries are subject, before or brought by any court, arbitrator or governmental agency or body which are reasonably likely to, individually or in the aggregate, have a Material Adverse Effect or which seeks to restrain, enjoin, prevent the consummation of or otherwise challenge the issuance or sale of the Units to be sold hereunder or the consummation of the other transactions described in the Preliminary Memorandum and the Final Memorandum, including but not limited the transactions described under the section "The Transactions" (the "Transactions").

                  (q) Each of the Company and the Subsidiaries owns or possesses adequate licenses or other rights to use all material patents, trademarks, service marks, trade names, copyrights and know-how necessary to conduct the businesses now or proposed to be operated by it as described in the Preliminary Memorandum and the Final Memorandum, except where the failure to own or possess the same would not, individually or in the aggregate, have a Material Adverse Effect, and none of the Company nor any of the Subsidiaries has received any notice of infringement of or conflict with (or knows of any such infringement of or conflict with) asserted rights of others with respect to any patents, trademarks, service marks, trade names, copyrights or know-how which, if such assertion of infringement or conflict were sustained, would, individually or in the aggregate, have a Material Adverse Effect.

                  (r) The Company and each of the Subsidiaries possesses all licenses, permits, certificates, consents, orders, approvals and other authorizations from, and has made all declarations and filings with, all federal, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals, presently required or necessary to own or lease, as the case may be, and to operate its respective properties and to carry on its respective businesses as now or proposed to be conducted as described in the Preliminary Memorandum and the Final Memorandum (collectively, the "Permits"), except where the failure to obtain such Permits would not, individually or in the aggregate, have a Material Adverse Effect.

                  (s) Since the date of the most recent financial statements appearing in the Final Memorandum, except as described therein, (i) none of the Company nor the Subsidiaries has incurred any liabilities or obligations, direct or contingent, or entered into or agreed to enter into any transactions or contracts (written or oral) not in the ordinary course of business which liabilities, obligations, transactions or contracts would, individually or in the aggregate, be material to the general affairs, management, business, condition (financial or otherwise), prospects or results of operations of the Company and the Subsidiaries, either individually or taken as a whole (a "Material Change"), (ii) none of the Company nor the Subsidiaries has purchased any of its outstanding capital stock, nor declared, paid or otherwise made any dividend or distribution of any kind on its capital stock and (iii) other than as described in the Final Memorandum, there shall not have been any change in the capital stock or long-term indebtedness of the Company or the Subsidiaries which would, individually or in the aggregate, constitute a Material Change.

                  (t) There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the general affairs, management, business, condition, (financial or otherwise), prospects or results of operations of the Company and the Subsidiaries, either individually or taken as a whole, from that set forth in the Preliminary Memorandum and the Final Memorandum.

                  (u) The Company and each of the Subsidiaries has filed all necessary federal, state, local and foreign income and franchise tax returns, and has paid all taxes shown as due thereon; and there is no tax deficiency that has been asserted against the Company or any of the Subsidiaries other than tax deficiencies which the Company or any Subsidiary is contesting in good faith and for which the Company or such Subsidiary has provided adequate reserves.

                  (v) The statistical and market-related data included in the Final Memorandum are based on or derived from sources which the Company and the Subsidiaries believe to be reliable and accurate.

                  (w) None of the Company, the Subsidiaries nor any agent acting on their behalf has taken or will take any action that might cause this Agreement or the sale of the Units to violate Regulation G, T, U or X of the Board of Governors of the Federal Reserve System, in each case as in effect, or as the same may hereafter be in effect, on the Closing Date.

                  (x) Each of the Company and the Subsidiaries has good and marketable title to all real property and good title to all personal property described in the Preliminary Memorandum and the Final Memorandum as being owned by it and good and marketable title to any leasehold estate in the real and personal property described in the Preliminary Memorandum and the Final Memorandum as being leased by it free and clear of all liens, charges, encumbrances or restrictions, except as described in the Preliminary Memorandum and the Final Memorandum or to the extent the failure to have such title or the existence of such liens, charges, encumbrances or restrictions would not, individually or in the aggregate, have a Material Adverse Effect.

                  (y) There are no legal or governmental proceedings involving or affecting the Company or any Subsidiary or any of their respective properties or assets which would be required to be described in a prospectus forming part of a registration statement filed with the Commission pursuant to the Act that are not described in the Preliminary Memorandum and the Final Memorandum.

                  (z) Except as would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect (A) each of the

         Company and the Subsidiaries is in compliance with and not subject to liability under applicable Environmental Laws (as defined below), (B) each of the Company and the Subsidiaries has made all filings and provided all notices required under any applicable Environmental Laws, and has and is in compliance with all Permits required under any applicable Environmental Laws and each of them is in full force and effect, (C) there is no civil, criminal or administrative action, suit, demand, claim, hearing, notice of violation, investigation, proceeding, notice or demand letter or request for information pending or, to the knowledge of the Company or any of the Subsidiaries, threatened against the Company or any of the Subsidiaries under any Environmental Law, (D) no lien, charge, encumbrance or restriction has been recorded under any Environmental Law with respect to any assets, facility or property owned, operated, leased or controlled by the Company or any of the Subsidiaries, (E) none of the Company or the Subsidiaries has received notice that it has been identified as a potentially responsible party under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA") or any comparable state law, (F) no property or facility of the Company or any of the Subsidiaries is (i) listed or proposed for listing on the National Priorities List under CERCLA or is (ii) listed in the Comprehensive Environmental Response, Compensation, Liability Information System List promulgated pursuant to CERCLA, or on any comparable list maintained by any state or local governmental authority.

                  For purposes of this Agreement, "Environmental Laws" means the common law and all applicable federal, state and local laws or regulations, codes, orders, decrees, judgments or injunctions issued, promulgated, approved or entered thereunder, relating to pollution or protection of public or employee health and safety or the environment, including, without limitation, law relating to (i) emissions, discharges, releases or threatened releases of hazardous materials, into the environment (including, without limitation, ambient air, surface water, ground water, land surface or subsurface strata), (ii) the manufacture, processing, distribution, use, generation, treatment, storage, disposal, transport or handling of hazardous materials, and
         (iii) underground and above ground storage tanks, and related piping, and emissions, discharges, releases or threatened releases therefrom.

                  (aa) There is no strike, labor dispute, slowdown or work stoppage with the employees of the Company or any of the Subsidiaries which is pending or, to the knowledge of the Company or any of the Subsidiaries, threatened.

                  (ab) Except for the risks described under "Extensive and Increasing Regulation of Products", "Tobacco Industry Product Liability Litigation" and "Possible National Settlement of Tobacco Liability Claims" under the section entitled "Risk Factors" in the Final Memorandum, each of the Company and the Subsidiaries carries insurance in such amounts and covering such risks as is adequate for the conduct of its business and the value of its properties. Neither the Company nor any of the Subsidiaries has received notice from any insurer or agent of such insurer that capital improvements or other expenditures are required or necessary to be made in order to continue such insurance.

                  (bb) None of the Company nor the Subsidiaries has any material liability for any prohibited transaction (within the meaning of Section 4975(c) of the Internal Revenue Code of 1986, as amended (the "Code") or Part 4 of Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) (or an accumulated funding deficiency within the meaning of Section 412 of the Code or Section 302 of ERISA) or any complete or partial withdrawal liability (within the meaning of Section 4201 of ERISA) with respect to any pension, profit sharing or other plan which is subject to ERISA, to which the Company or any of the Subsidiaries makes or ever has made a contribution and in which any employee of the Company or of any Subsidiary is or has ever been a participant. With respect to such plans, the Company and each Subsidiary is in compliance in all material respects with all applicable provisions of ERISA.

                  (cc) The Company and each of the Subsidiaries (i) makes and keeps accurate books and records and (ii) maintains internal accounting controls which provide reasonable assurance that (A) transactions are executed in accordance with management's authorization, (B) transactions are recorded as necessary to permit preparation of its financial statements and to maintain accountability for its assets, (C) access to its assets is permitted only in accordance with management's authorization and (D) the reported accountability for its assets is compared with existing assets at reasonable intervals.

                  (dd) None of the Company or the Subsidiaries will be an "investment company" or "promoter" or "principal underwriter" for an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

                  (ee) The Units, the Unit Agreement, the Warrants, the Warrant Shares, the Warrant Agreement, the Preferred Stock, the Exchange Preferred Stock, and the Preferred Stock Registration Rights Agreement will conform in all material respects to the descriptions thereof in the Final Memorandum.

                  (ff) No holder of securities of the Company nor any of the Subsidiaries will be entitled to have such securities registered under the registration statements required to be filed by the Company pursuant to the Preferred Stock Registration Rights Agreement other than as expressly permitted thereby.

                  (gg) Immediately after the consummation of the transactions contemplated by this Agreement, the fair value and present fair saleable value of the assets of each of the Company and the Subsidiaries (each on a consolidated basis) will exceed the sum of its stated liabilities and identified contingent liabilities; none of the Company or the Subsidiaries (each on a consolidated basis) is, nor will any of the Company or the Subsidiaries (each on a consolidated basis) be, after giving effect to the execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby, (a) left with unreasonably small capital with which to carry on its business as it is currently or proposed to be conducted, (b) unable to pay its debts (contingent or otherwise) as they mature or otherwise become due or (c) otherwise insolvent.

                  (hh) None of the Company, the Subsidiaries or any of their respective Affiliates (as defined in Rule 501(b) of Regulation D under the Act) has directly, or through any agent, (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any "security" (as defined in the Act) which is or could be integrated with the sale of the Units in a manner that would require the registration under the Act of the Units or (ii) engaged in any form of general solicitation or general advertising (as those terms are used in Regulation D under the Act) in connection with the offering of the Units or in any manner involving a public offering within the meaning of Section 4(2) of the Act. The Company has not distributed and will not distribute any offering material in connection with the Offering other than the Final Memorandum and any Preliminary Memorandum. No securities of the same class as the Preferred Stock or the Warrants have been issued and sold by the Company within the six-month period immediately prior to the date hereof.

                  (ii) Assuming the accuracy of the representations and warranties of the Initial Purchaser in Section 8 hereof, it is not necessary in connection with the offer, sale and delivery of the Units to the Initial Purchaser in the manner contemplated by this Agreement to register the Units, the Preferred Stock, the Warrants or the Warrant Shares under the Act.

                  (jj) No securities of the Company or any Subsidiary are of the same class (within the meaning of Rule 144A as promulgated under the Act ("Rule 144A")) as the Units, the Warrants, the Warrant Shares or the Preferred Stock and listed on a national securities exchange registered under Section 6 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or quoted in a U.S. automated inter-dealer quotation system.

                  (kk) None of the Company or the Subsidiaries has taken, nor will any of them take, directly or indirectly, any action designed to, or that might be reasonably expected to, cause or result in stabilization or manipulation of the price of the Units, the Warrants or the Preferred Stock.

                  (ll) None of the Company or the Subsidiaries, or any person acting on any of their behalf (other than the Initial Purchaser) has engaged in any directed selling efforts (as that term is defined in Regulation S under the Act ("Regulation S")) with respect to the Units, the Warrants or the Preferred Stock; the Company and its respective Affiliates and any person acting on any of their behalf (other than the Initial Purchaser or any Affiliate of the Initial Purchaser) have complied with the offering restrictions requirement of Regulation S.

                  (mm) Each of the Preliminary Memorandum and the Final Memorandum, as of its respective date, contains all of the information that, if requested by a prospective purchaser of the Units, the Warrants or the Preferred Stock, would be required to be provided to such prospective purchaser pursuant to Rule 144A(d)(4) under the Act.

                  (nn) The Units, the Warrants and the Preferred Stock satisfy the eligibility requirements of Rule 144A(d)(3) under the Act.

                  (oo) Neither the Company nor any of the Subsidiaries nor, to the Company's knowledge, any officer or director purporting to act on behalf of the Company or any of the Subsidiaries has at any time: (i) made any contributions to any candidate for political office, or failed to disclose fully any such contributions, in violation of law, (ii) made any payment of funds to, or received or retained any funds from, any state, federal or foreign governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or allowed by applicable law, (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment or (v) engaged in any transaction, maintained any bank account or used any corporate funds except for transaction, bank accounts and funds which have been and are reflected in the normally maintained books and records of the Company and the Subsidiaries.

                  (pp) Except as disclosed in any Memorandum, there are no material outstanding loans or advances or material guarantees of indebtedness by the Company or any of its Subsidiaries to or for the benefit of any of the officers or directors of the Company or any of its Subsidiaries or any of the members of the families of any of them.

                  (qq) Neither the Company nor any affiliate of the Company does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Florida Statutes Section 517.075.


                  (rr) None of the Company nor the Subsidiaries has engaged or retained any person, other than NatWest Capital Markets Limited ("NatWest"), to act as a financial advisor, underwriter or placement agent in connection with the issuance of the Units, the Warrants and the Preferred Stock and, except for the fees and expenses payable in connection with the issuance of the Units as described in the Final Memorandum and the advisory fees payable to UBS Securities LLC, no person has the right to receive a material amount of financial advisory, underwriting, placement, finder's or similar fees in connection with, or as a result of, the issuance of the Units and the purchase of the Units by NatWest or the consummation of the other transactions contemplated hereby.

                  3. Purchase, Sale and Delivery of the Units. On the basis of the representations, warranties, agreements and covenants herein contained and subject to the terms and conditions herein set forth, the Company agrees to issue and sell to the Initial Purchaser, and the Initial Purchaser agrees, to purchase from the Company the Units at a price of $24,117.65 per unit. One or more certificates in definitive form for the Units that the Initial Purchaser has agreed to purchase hereunder, and in such denomination or denominations and registered in such name or names as each of the Initial Purchaser requests upon notice to the Company at least 48 hours prior to the Closing Date, shall be delivered by or on behalf of the Company to the Initial Purchaser, against payment by or on behalf of such Initial Purchaser of the purchase price therefor by wire transfer to such account or accounts as the Company shall specify prior to the Closing Date, or by such means as the parties hereto shall agree prior to the Closing Date. Such delivery of and payment for the Units shall be made at the offices of Weil, Gotshal & Manges L.L.P., 767 Fifth Avenue, New York, NY at 10:00 A.M., New York time, on June 25, 1997, or at such other place, time or date as the Initial Purchaser, on the one hand, and the Company, on the other hand, may agree upon, such time and date of delivery against payment being herein referred to as the "Closing Date." The Company will make such certificate or certificates for the Units available for inspection and packaging by the Initial Purchaser at such place as designated by the Initial Purchaser at least 24 hours prior to the Closing Date.

                  4. Offering by the Initial Purchaser. The Initial Purchaser proposes to make an offering of the Units at the price and upon the terms set forth in the Final Memorandum, as soon as practicable after this Agreement is entered into and as in the judgment of the Initial Purchaser is advisable.

                  5. Covenants of the Company. The Company covenants and agrees with the Initial Purchaser that:

                  (a) The Company will not amend or supplement the Final Memorandum or any amendment or supplement thereto of which the Initial Purchaser shall not previously have been advised and furnished a copy for a reasonable period of time prior to the proposed amendment or supplement and as to which the Initial Purchaser shall not have consented. The Company will promptly, upon the reasonable request of the Initial Purchaser or counsel for the Initial Purchaser, make any amendments or supplements to the Final Memorandum that may be necessary or advisable in connection with the resale of the Units by the Initial Purchaser.

                  (b) The Company will cooperate with the Initial Purchaser in arranging for the qualification of the Units for offering and sale under the securities or "Blue Sky" laws of which jurisdictions as the Initial Purchaser may designate and will continue such qualifications in effect for as long as may be necessary to complete the resale of the Units; provided, however, that in connection therewith, the Company shall not be required to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction or subject itself to taxation in excess of a nominal dollar amount in any such jurisdiction where it is not then so subject.

                  (c) If, at any time prior to the completion of the distribution by the Initial Purchaser of the Units, any event occurs or information becomes known as a result of which the Final Memorandum as then amended or supplemented would, in the judgment of the Company or in the reasonable opinion of counsel for the Initial Purchaser include any untrue statement of a material fact, or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if for any other reason it is necessary at any time to amend or supplement the Final Memorandum to comply with applicable law, the Company will promptly notify the Initial Purchaser thereof and will prepare, at the expense of the Company, an amendment or supplement to the Final Memorandum that corrects such statement or omission or effects such compliance.

                  (d) The Company will, without charge, provide to the Initial Purchaser and to counsel for the Initial Purchaser as many copies of the Preliminary Memorandum and the Final Memorandum or any amendment or supplement thereto as the Initial Purchaser may reasonably request.

                  (e) The Company will apply the net proceeds from the sale of the Preferred Stock substantially as set forth under "Use of Proceeds" in the Final Memorandum.

                  (f) The Company will furnish to the Initial Purchaser copies of all reports and other communications (financial or otherwise) furnished by the Company to the Unit Agent, the Warrant Agent, the holders of the Warrants, the Warrant Shares or the holders of the Preferred Stock and, as soon as available, copies of any reports or financial statements furnished to or filed by the Company with the Commission or any national securities exchange on which any class of securities of the Company may be listed.

                  (g) Prior to the Closing Date, the Company will furnish to the Initial Purchaser, as soon as they have been prepared, a copy of any unaudited interim financial statements of the Company and the Subsidiaries for any period subsequent to the period covered by the most recent financial statements appearing in the Final Memorandum.

                  (h) None of the Company, the Subsidiaries or any of their Affiliates will sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any "security" (as defined in the Act) which could be integrated with the sale of the Units, the Warrants, the Warrant Shares or the Preferred Stock in a manner which would require the registration under the Act of the Units, the Warrants or the Preferred Stock.

                  (i) None of the Company nor the Subsidiaries will engage in any form of "general solicitation" or "general advertising" (as those terms are used in Regulation D under the Act) in connection with the offering of the Units or in any manner involving a public offering of the Units, the Warrants or the Preferred Stock within the meaning of
         Section 4(2) of the Act.

                  (j) None of the Company, the Subsidiaries nor their Affiliates nor any person acting on its or their behalf to engage, in any directed selling efforts (as that term is defined in Regulation S) with respect to the Units, the Warrants or the Preferred Stock, and to comply, and to have its Affiliates and each person acting on its or their behalf comply, with the offering restrictions requirements of Regulation S.

                  (k) For so long as any of the Units, the Warrants or the Preferred Stock remain outstanding, the Company will make available, upon request, to any seller of such Preferred Stock the information specified in Rule 144A(d)(4) under the Act, unless the Company is then subject to Section 13 or 15(d) of the Exchange Act.

                  (l) For a period of 180 days from the date of the Final Memorandum, the Company will not offer for sale, sell, contract to sell or otherwise dispose of, directly or indirectly, or file a registration statement for, or announce any offer, sale, contract for sale of or other disposition of any Units, Warrants or Preferred Stock (other than the Exchange Notes, the Units, the Warrants, the Warrant Shares, the Preferred Stock and the Exchange Preferred Stock) without the prior written consent of the Initial Purchaser.

                  (m) During the period from the Closing Date until two years after the Closing Date, without the prior written consent of the Initial Purchaser, the Company will not, and will not permit any of their affiliates (as defined in Rule 144 under the Act) to, resell any of the Units, Warrants or the Preferred Stock that have been reacquired by them, except for Units,

         Warrants or Preferred Stock purchased by the Company or any of its affiliates and resold in a transaction registered under the Act.

                  (n) In connection with the offering of the Units, until the Initial Purchaser shall have notified the Company of the completion of the resale of the Units, the Company will not, and will cause their affiliated purchasers (as defined in the Exchange Act) not to, either alone or with one or more other persons, bid for or purchase, for any account in which it or any of its affiliated purchasers has a beneficial dividends, any Units, or attempt to induce any person to purchase any Units; and not to, and to cause its affiliated purchasers not to, make bids or purchase for the purpose of creating actual, or apparent, active trading in or of raising the price of the Units.

                  (o) Except as contemplated by the Final Memorandum, the Company will not take any action prior to the execution and delivery of the Unit Agreements or the Warrant Agreement which, if taken after such execution and delivery, would have violated any of the covenants contained in the Unit Agreement or the Warrant Agreement.

                  (p) The Company will not take any action prior to Closing Date which would require the Final Memorandum to be amended or supplemented pursuant to Section 5(c).

                  (q) Prior to the Closing Date, the Company will not issue any press release or other communication directly or indirectly or hold any press conference with respect to the Company, its condition, financial or otherwise, or earnings, business affairs or business prospects (except for routine oral marketing communications in the ordinary course of business and consistent with the past practices of the Company and of which the Initial Purchaser is notified), without the prior written consent of the Initial Purchaser, unless in the judgment of the Company and its counsel, after notification to the Initial Purchaser, such press release or communication is required by law.

                  (r) The Company will use its best efforts to (i) permit the Units, the Warrants, the Warrant Shares and the Preferred Stock to be designated PORTAL securities in accordance with the rules and regulations adopted by the NASD relating to trading in the Private Offerings, Resales and Trading through Automated Linkages market (the "Portal Market") and (ii) permit the Units, the Warrants, the Warrant Shares and the Preferred Stock to be eligible for clearance and settlement through the Depository Trust

         Company ("DTC").

                  6. Expenses. The Company and the Subsidiaries agree, jointly and severally to pay all costs and expenses incident to the performance of their obligations under this Agreement, whether or not the transactions contemplated herein are consummated or this Agreement is terminated pursuant to Section 11 hereof, including all costs and expenses incident to (i) the printing, word processing or other production of documents with respect to the transactions contemplated hereby, including any costs of printing the Preliminary Memorandum and the Final Memorandum and any amendment or supplement thereto, and any "Blue Sky" memoranda, (ii) all arrangements relating to the delivery to the Initial Purchaser of copies of the foregoing documents, (iii) the fees and disbursements of counsel, accountants and any other experts or advisors retained by the Company, (iv) preparation (including printing), issuance and delivery to the Initial Purchaser of the Units, (v) the qualification of the Units under state securities and "Blue Sky" laws, including filing fees and reasonable fees and disbursements of counsel for the Initial Purchaser relating thereto, (vi) expenses in connection with any meetings with prospective investors in the Units, (vii) fees and expenses of the Unit Agent and the Warrant Agent including fees and expenses of counsel, (viii) all expenses and listing fees incurred in connection with the application for quotation of the Units on the PORTAL Market and the approval of the Units for book-entry transfer by DTC, and (ix) any fees charged by investment rating agencies for the rating of the Units. If the sale of the Units provided for herein is not consummated because any condition to the obligations of the Initial Purchaser set forth in Section 7 hereof is not satisfied, because this Agreement is terminated or because of any failure, refusal or inability on the part of the Company to perform all obligations and satisfy all conditions on their part to be performed or satisfied hereunder (other than solely by reason of a default by the Initial Purchaser of their obligations hereunder after all conditions hereunder have been satisfied in accordance herewith), the Company agrees to promptly reimburse the Initial Purchaser upon demand for all out-of-pocket expenses (including all reasonable fees, disbursements and charges of White & Case) that shall have been incurred by the Initial Purchaser in connection with the proposed purchase and sale of the Units.

                  7. Conditions of the Initial Purchaser's Obligations. The obligation of the Initial Purchaser to purchase and pay for the Units shall, in its sole discretion, be subject to the satisfaction or waiver of the following conditions on or prior to the Closing Date:

                  (a) On the Closing Date, the Initial Purchaser shall have received the opinion, dated as of the Closing Date and addressed to the Initial Purchaser, of Weil, Gotshal & Manges LLP, counsel for the Company, in form and substance satisfactory for counsel to the Initial Purchaser, dated the Closing Date, substantially to the effect that:

                           (i) the Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware. Each of the Corporate Subsidiaries is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware. National Tobacco is a limited partnership duly organized and subsisting under the laws of the State of Delaware. Each of the Company and the Corporate Subsidiaries has all requisite corporate power and authority to own its properties and to conduct its business as described in the Final Memorandum. National Tobacco has all requisite partnership power and authority to own its property and to conduct its business as described in the Final Memorandum;

                           (ii) all of the outstanding shares of capital stock of the Company and each of the Corporate Subsidiaries and the partnership interests in National Tobacco are duly authorized, validly issued, fully paid and nonassessable (except, with respect to the Company, to the extent of loans outstanding to executive officers as described in the Final Memorandum) and were not issued in violation of any preemptive or similar rights, other than any rights of SGIC with respect to or arising out of SGIC's interest in LLC as to which no opinion is expressed. Except as set forth in the Final Memorandum, all of the outstanding shares of capital stock of each of the Corporate Subsidiaries and the partnership interests in National Tobacco are owned of record and, to such counsel's knowledge, beneficially, by the Company or, in the case of National Tobacco, a Subsidiary, free and clear, to our knowledge, of all liens, security interests, encumbrances or claims;

                           (iii) Except as set forth in the Final Memorandum,
         (A) no options, warrants or other rights to purchase from the Company or any Subsidiary shares of capital stock or equity interests in the Company or any Subsidiary are outstanding, (B) no agreements or other obligations of the Company or any Subsidiary to issue, or other rights to cause the Company or any Subsidiary to convert, any obligation into, or exchange any securities for, shares of capital stock or ownership interests in the Company or any Subsidiary are outstanding and (C) no holder of securities of the Company or any Subsidiary is entitled to have such securities registered under a registration statement filed by the Company and the Subsidiary pursuant to the Preferred Stock Registration Rights Agreement in each case other than rights of SGIC with respect to or arising out of its interest in LLC, as to which no opinion is expressed;

                           (iv) the Unit Agreement has been duly authorized by the Company and, when executed and delivered by the Company (assuming the due authorization, execution and delivery thereof by the Unit Agent), will constitute the legal, valid and binding obligation of the Company with respect to its obligations thereunder, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether a proceeding is sought at law or in equity); the Units have been duly authorized by the Company and, when issued and delivered against payment therefor by the Initial Purchaser (and assuming the due authorization, execution and delivery of the Unit Agreement by the Unit Agent and the execution and delivery of the Units in the manner prescribed by the Unit Agreement by one of the Unit Agent's duly authorized officers), will be duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether a proceeding is sought at law or in equity);

                           (v) the Warrant Agreement has been duly authorized by the Company and, when executed and delivered by the Company (assuming the due authorization, execution and delivery thereof by the Warrant Agent), will constitute the legal, valid and binding obligation of the Company with respect to its obligations thereunder, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether a proceeding is sought at law or in equity); the Warrants have been duly authorized by the Company and, when issued and delivered against payment for the Units by the Initial Purchaser (and assuming the due authorization, execution and delivery of the

         Warrant Agreement by the Warrant Agent and the execution and delivery of certificates of authentication of the Warrants in the manner prescribed by the Warrant Agreement by one of the Warrant Agent's duly authorized officers), will be duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether a proceeding is sought at law or in equity);

                           (vi) The Certificate of Designation has been duly adopted by the Company, has been duly executed and acknowledged in accordance with the General Corporation Law of the State of Delaware by authorized officers of the Company and has been filed with the

         Secretary of State of the State of Delaware;

                           (vii) Each of the Preferred Stock and the Exchange Preferred Stock have been duly and validly authorized by the Company and, when issued and paid for by the purchasers thereof or issued in payment of dividends, as the case may be, will be fully paid and nonassessable and free of preemptive or other similar rights contained in the Company's certificate of incorporation and the certificates evidencing the Preferred Stock comply as to matters of form with the General Corporation Law of the State of Delaware (assuming the due execution and delivery of Preferred Stock issued subsequent to the date hereof);

                           (viii) The Warrant Shares issuable upon the exercise of the Warrants have been duly authorized and validly reserved for issuance and when issued and paid for upon the exercise of the Warrants in accordance with the terms thereof, will be validly issued, fully paid, nonassessable;

                           (ix) the Preferred Stock Registration Rights
         Agreement has been duly authorized by the Company and, when validly executed and delivered by the Company, will constitute a valid and legally binding obligation of the Company with respect to its obligations thereunder and will be enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether a proceeding is sought at law or in equity) and except that rights of indemnification and contribution thereunder may be limited by federal or state securities laws or public policy relating thereto;

                           (x) the Company has all requisite corporate power and authority to execute and deliver this Agreement and to perform its obligations thereunder; the execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated thereby have been duly authorized by all necessary corporate action on the part of the Company; this Agreement has been duly authorized, executed and delivered by the Company;

                           (xi) the statements in the Final Memorandum under the caption "Description of Capital Stock", "Description of Senior PIK Preferred Stock", "Description of Warrants" and "Senior PIK Preferred Stock Registration Rights Agreement" insofar as they describe the provisions of the documents and instruments therein described, constitute fair summaries thereof accurate in all material respects;


                           (xii) to the knowledge of such counsel, there is no action, suit or proceeding pending before or threatened by any court or public governmental authority or arbitrator involving the Company or any of its subsidiaries of a character required to be disclosed in the Final Memorandum which is not adequately disclosed or incorporated by reference in the Final Memorandum or which seeks to restrain, enjoin, prevent the consummation of or otherwise challenge the issuance or sale of the Units to be sold hereunder or the consummation of the other transactions described in the Final Memorandum under the caption "Use of Proceeds", except that no opinion is expressed with respect to any threatened action by SGIC with respect to or arising out of its interest in LLC.

                           (xiii) neither the Company nor any of the Subsidiaries is or immediately after the sale of the Preferred Stock to be sold hereunder and the application of the proceeds from such sale (as described in the Final Memorandum under the caption "Use of Proceeds") will be an "investment company" within the meaning of, and is not registered or otherwise required to be registered under, the Investment Company Act of 1940, as amended;

                           (xiv) no consent, approval, waiver, license, permit, authorization or other action by or filing with any New York, Delaware corporate or United States governmental authority is required in connection with the issuance and sale by the Company to the Initial Purchaser on the Closing Date of the Units, the Warrants, the Warrant Shares or the Preferred Stock, the consummation by the Company of the transactions contemplated by this Agreement, the Unit Agreement, the Warrant Agreement or the Preferred Stock Registration Rights Agreement, except for (i) state securities or "blue sky" laws, rules or regulations, (ii) with respect to the Preferred Stock Registration Rights Agreement only, filings and other actions required pursuant to the Securities Act, the Exchange Act, and the rules and regulations of the Commission promulgated thereunder, and (iii) filings with the Bureau of Alcohol, Tobacco and Firearms, as to all of which we express no opinion, and those consents, approvals, waivers, licenses, permits or authorizations which have heretofore been obtained;

                           (xv) neither the issuance and sale by the Company of the Units, the Warrants, the Warrant Shares or the Preferred Stock pursuant to this Agreement, the execution and delivery of this Agreement, the Unit Agreement, the Warrant Agreement or the Preferred Stock Registration Rights Agreement, the compliance by the Company with the terms and provisions thereof, or the consummation by the Company or the Subsidiaries of any of the transactions contemplated thereby, will conflict with, constitute a default under, or violate (i) any of the terms, conditions or provisions of the certificate of incorporation or by-laws of the Company or any of the Subsidiaries, (ii) any New York, Delaware corporate or United States federal law or regulation (other than United States federal and state securities or "blue sky" laws, rules and regulations or laws, rules and regulations administered by the Bureau of Alcohol, Tobacco and Firearms, as to which such counsel need not express any opinion in this paragraph), or (iii) any judgment, writ, injunction, decree or order of any court or governmental authority binding on the Company or any of the Subsidiaries of which such counsel is aware;

                           (xvi) No registration under the Act of the Units is required in connection with the sale of the Units to the Initial Purchaser or the resale of the Units by the Initial Purchaser in the manner contemplated by this Agreement and the Final Memorandum.

                  In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of New York or the United States or the corporation law of the State of Delaware, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Purchasers and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials.

                  In addition to the foregoing, such counsel shall state that is has participated in conferences with directors, executive officers and other representatives of the Company, representatives of the Company's independent public accountants, at which conferences the contents of the Final Memorandum and relating matters were discussed, and although such counsel has not independently verified and has not passed upon or assumed any responsibility for the accuracy, completeness or fairness of the statements contained in such documents, no facts have come to such counsel's attention to lead it to believe that the Final Memorandum and any further amendments or supplements thereto as of their respective dates and on the date of such opinion letter contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need not express any view with respect to the financial statements and related notes, the financial statement schedules and the other financial, statistical and accounting data included in the Final Memorandum).The opinion of Weil Gotshal & Manges LLP described in this Section shall be rendered to the Initial Purchaser at the request of the Company and shall so state therein.

         References to the Final Memorandum in this subsection (a) shall include any amendment or supplement thereto prepared in accordance with the provisions of this Agreement on or before the Closing Date.

         (b) On the Closing Date, the Initial Purchaser shall have received the opinion, in form and substance satisfactory to the Initial Purchaser, dated as of the Closing Date and addressed to the Initial Purchaser, of White & Case counsel for the Initial Purchaser, with respect to certain legal matters relating to this Agreement and such other related matters as the Initial Purchaser may reasonably require. In rendering such opinion, White & Case shall have received and may rely upon such certificates and other documents and information as it may reasonably request to pass upon such matters.

         (c) The Initial Purchaser shall have received from Coopers & Lybrand L.L.P. comfort letters dated the date hereof and the Closing Date, in form and substance satisfactory to counsel for the Initial Purchaser.

         (d) The representations and warranties of the Company and the Subsidiaries contained in this Agreement shall be true and correct on and as of the date hereof and on and as of the Closing Date as if made on and as of the Closing Date; the statements of the Company's or any Subsidiaries' officers made pursuant to any certificate delivered in accordance with the provisions hereof shall be true and correct on and as of the date made and on and as of the Closing Date; the Company and the Subsidiaries shall have performed all covenants and agreements and satisfied all conditions on their part to be performed or satisfied hereunder at or prior to the Closing Date; and, except as described in the Final Memorandum (exclusive of any amendment or supplement thereto after the date hereof), subsequent to the date of the most recent financial statements in such Final Memorandum, there shall have been no event or development that, individually or in the aggregate, has had, or would be reasonably likely to have, a Material Adverse Effect.

         (e) The sale of the Units hereunder shall not be enjoined (temporarily or permanently) on the Closing Date.

         (f) The Units shall have been approved by the NASD for trading in the PORTAL Market.

         (g) There shall not have occurred any invalidation of Rule 144A under the Act by any court or any withdrawal or proposed withdrawal of any rule or regulation under the Act or the Exchange Act by the Commission or any amendment or proposed amendment thereof by the Commission which in the judgment of the Initial Purchaser would materially impair the ability of the Initial Purchaser to purchase, hold or effect resales of the Units as contemplated hereby.

         (h) There shall not have occurred any change, or any development involving a prospective change, in the general business affairs, condition (financial or otherwise), prospects or results of operations, of the Company and the Subsidiaries, taken as a whole, from that set forth in the Final Memorandum that constitutes a Material Adverse Effect and that makes it, in the Initial Purchaser' judgment, impracticable to market the Units on the terms and in the manner contemplated in the Final Memorandum.

         (i) Subsequent to the date of the most recent financial statements in the Final Memorandum (exclusive of any amendment or supplement thereto after the date hereof), the conduct of the business and operations of the Company and the

Subsidiary shall not have been interfered with by strike, fire, flood, hurricane, accident or other calamity (whether or not insured) or by any court or governmental action, order or decree, and, except as otherwise stated therein, the properties of the

Company and the Subsidiaries shall not have sustained any loss or damage (whether or not insured) as a result of any such occurrence, except any such interference, loss or damage which would not, individually or in the aggregate, have a Material Adverse Effect.

         (j) No securities of the Company or any Subsidiary shall have been downgraded or placed on any "watch list" for possible downgrading by any nationally recognized statistical rating organization.

         (k) The Initial Purchaser shall have received certificates of the Company, dated the Closing Date, signed by its President and the Chief Financial Officer, to the effect that:

                                (i) The representations and warranties of the Company contained in this Agreement are true and correct as of the date hereof and as of the Closing Date, and the Company has performed all covenants and agreements and satisfied all conditions on their part to be performed or satisfied hereunder at or prior to the Closing Date;

                               (ii)  At the Closing Date, since the date
         hereof or since the date of the most recent financial statements in the Final Memorandum (exclusive of any amendment or supplement thereto after the date hereof), no event or events have occurred, no information has become known nor does any condition exist that, individually or in the aggregate, has had, or could be reasonably be expected to have, a Material Adverse Effect;

                              (iii) The sale of the Units hereunder has not been enjoined (temporarily or permanently);

                               (iv) The transactions described in the Final Memorandum entitled "The Transactions" have been consummated on substantially the terms described in the Final Memorandum; and

                                (v)  Such other information as the Initial
         Purchaser may reasonably request.

         (l) On the Closing Date, the Initial Purchaser shall have received the Preferred Stock Registration Rights Agreement executed by the Company and such agreement shall be in full force and effect pursuant to its terms.

         (m) On the Closing Date, the Initial Purchaser shall have received the Common Stock Registration Rights and Stockholder Agreement, dated the date hereof, executed by the Company, the Initial Purchaser and certain stockholders of the Company, and such agreement shall be in full force and effect pursuant to its terms.

         (n) On the Closing Date, each of the transactions described in the section of the Memorandum entitled "The Transactions" shall have been consummated on a basis satisfactory to the Initial Purchaser.

         (o) On the Closing Date, the Distribution Agreements (as such term is defined in the Memorandum) shall be in full force and effect and no party thereto shall have been in breach thereof.

         (p) On the Closing Date, the Lancaster Agreement (as such term is defined in the Memorandum) shall be in full force and effect and no party thereto will be in breach thereof.

         (q) The conditions to the purchase and sale of the Company's 11% Senior Notes due 2004 by the Initial Purchaser and CIBC Wood Gundy Securities Corp. ("CIBC") as set forth in the Purchase Agreement dated the date hereof between the Company and certain of its subsidiaries, the Initial Purchaser and CIBC shall have been satisfied and such Agreement shall not have been terminated.

                  On or before the Closing Date, the Initial Purchaser and counsel for the Initial Purchaser shall have received such further documents, opinions, certificates, letters and schedules or instruments relating to the business, corporate, legal and financial affairs of the Company and the Subsidiaries as they shall have heretofore reasonably requested from the Company and the Subsidiaries.

                  All such documents, opinions, certificates, letters, schedules or instruments delivered pursuant to this Agreement will comply with the provisions hereof only if they are reasonably satisfactory in all material respects to the Initial Purchaser and counsel for the Initial Purchaser. The Company and the Subsidiaries shall furnish to the Initial Purchaser such conformed copies of such documents, opinions, certificates, letters, schedules and instruments in such quantities as the Initial Purchaser shall reasonably request.

                  8. Offering of Units; Restrictions on Transfer. The Initial Purchaser agrees with the Company that (i) it has not and will not solicit offers for, or offer or sell, the Units by any form of general solicitation or general advertising (as those terms are used in Regulation D under the Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Act; and (ii) they have and will solicit offers for the Units only from, and will offer the Units only to (A) in the case of offers inside the United States, (x) persons whom the Initial Purchaser reasonably believe to be QIBs or, if any such person is buying for one or more institutional accounts for which such person is acting as fiduciary or agent, only when such person has represented to the Initial Purchaser that each such account is a QIB, to whom notice has been given that such sale or delivery is being made in reliance on Rule 144A, and, in each case, in transactions under Rule 144A or (y) a limited number of other institutional investors reasonably believed by the Initial Purchaser to be Accredited Investors that, prior to their purchase of the Units, deliver to the Initial Purchaser a letter containing the representations and agreements set forth in Appendix B to the Final Memorandum and (B) in the case of offers outside the United States, to persons other than U.S. persons ("foreign purchasers," which term shall include dealers or other professional fiduciaries in the United States acting on a discretionary basis for foreign beneficial owners (other than an estate or trust)); provided, however, that, in the case of this clause (B), in purchasing such Units such persons are deemed to have represented and agreed as provided under the caption "Transfer Restrictions on the Units" contained in the Final Memorandum.

                  The Initial Purchaser represents and warrants that it is a QIB, with such knowledge and experience in financial and business matters as are necessary in order to evaluate the merits and risks of an investment in the Units. The Initial Purchaser agrees to comply with the applicable provisions of Rule 144A and Regulation S under the Act. The Initial Purchaser hereby acknowledges that the Company and, for purposes of the opinions to be delivered to the Initial Purchaser pursuant to Section 7(a) hereof, counsel to the Company will rely upon the accuracy and truth of the representations contained in this
Section 8 and the Initial Purchaser hereby consents to such reliance.

                  9. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless the Initial Purchaser and its respective affiliates, directors, officers, agents, representatives general partners and employees of such Initial Purchaser or its affiliates, and each other person, if any, who controls the Initial Purchaser or its affiliates within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, to the full extent lawful against any losses, claims, damages, expenses or liabilities (or actions in respect thereof, including, without, limitation, shareholder derivative actions and arbitration proceedings) to which any Initial Purchaser or such other person may become subject under the Act, the Exchange Act or otherwise, insofar as any such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon:

                  (i) any untrue statement or alleged untrue statement of any material fact contained in any Memorandum or any amendment or supplement thereto or any application or other document, or any amendment or supplement thereto, executed by the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify the Units under the securities or "Blue Sky" laws thereof or filed with any securities association or securities exchange (each an "Application");

                 (ii) the omission or alleged omission to state, in any

         Memorandum or any amendment or supplement thereto or any Application, a material fact required to be stated therein or necessary to make the statements therein not misleading; or

                (iii) any breach of any of the representations and warranties of the Company set forth in this Agreement the Unit Agreement, the Warrant Agreement or the Preferred Stock Registration Rights Agreement,

and will reimburse, as incurred, the Initial Purchaser and each such other person for any reasonable legal or other expenses incurred by the Initial Purchaser or such other person in connection with investigating, defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action; provided, however, the Company will not be liable in any such case to the extent that any such loss, claim, damage, or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in any Memorandum or any amendment or supplement thereto or any Application in reliance upon and in conformity with written information furnished to the Company by the Initial Purchaser specifically for use therein and, provided, further, that with respect to any untrue statement or alleged untrue statement in or omission or alleged omission from the Preliminary Memorandum, the indemnity agreement contained in this subsection (a) shall not inure to the benefit of any Initial Purchaser that sold the Units to the person asserting any such losses, claims, damages or liabilities, to the extent that such sale was an initial resale by such Initial Purchaser and any such loss, claim, damage or liability of such Initial Purchaser results from the fact that there was not sent or given to such person, at or prior to the written confirmation of the sale of such Units to such person, a copy of the Final Memorandum (exclusive of any material included therein but not attached thereto) if the Company had previously furnished copies thereof to such Initial Purchaser. This indemnity agreement will be in addition to any liabilities or obligations that the Company may otherwise have to the indemnified parties. Subject to Section 9(c), the Company shall not be liable under this Section 9 for any settlement of any claim or action effected without their prior consent, which shall not be unreasonably withheld. The Initial Purchaser shall not, without prior written consent of the Company and the Subsidiaries, effect any settlement or compromise of any pending or threatened proceeding in respect of which the Initial Purchaser is or could have been a party, or indemnity could have been sought hereunder by the Initial Purchaser, unless such settlement (A) includes an unconditional written release of the Company and the Subsidiaries, in form and substance reasonably satisfactory to the Company, from all liability on claims that are the subject matter of such proceeding and (B) does not include any statement as to an admission of fault, culpability or failure to act by or on behalf of the Company or any of the Subsidiaries.

                  (b) The Initial Purchaser agrees to indemnify and hold harmless the Company, their directors, their officers and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities to which the Company or any such director, officer or controlling person may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any Memorandum or any amendment or supplement thereto or any Application, or (ii) the omission or the alleged omission to state therein a material fact required to be stated in any Memorandum or any amendment or supplement thereto or any Application, or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company or the Subsidiaries by the Initial Purchaser specifically for use therein; and subject to the limitation set forth immediately preceding this clause, will reimburse, as incurred, any reasonable legal or other expenses incurred by the Company, or any such director, officer or controlling person in connection with investigating or defending against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action in respect thereof. This indemnity agreement will be in addition to any liability that the Initial Purchaser may otherwise have to the indemnified parties. Subject to Section 9(c), the Initial Purchaser shall not be liable under this Section 9 for any settlement of any claim or action effected without their written consent, which shall not be unreasonably withheld. The Company and the Subsidiaries shall not, without the prior written consent of the Initial Purchaser, effect any settlement or compromise of any pending or threatened proceeding in respect of which the Initial Purchaser is or could have been a party, or indemnity could have been sought hereunder by any Initial Purchaser, unless such settlement (A) includes an uncondi-tional written release of the Initial Purchaser, in form and substance reasonably satisfactory to the Initial Purchaser, from all liability on claims that are the subject matter of such proceeding and (B) does not include any statement as to an admission of fault, culpability or failure to act by or on behalf of the Initial Purchaser.

                  (c) Promptly after receipt by an indemnified party under this
Section 9 of notice of the commencement of any action for which such indemnified party is entitled to indemnification under this Section 9, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 9, notify the indemnifying party of the commencement thereof in writing; but the omission to so notify the indemnifying party (i) will not relieve it from any liability under paragraph (a) or (b) above unless and to the extent such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraphs (a) and (b) above. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, that if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of dividends, (ii) the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have been advised by counsel that there may be one or more legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party, or (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after receipt by the indemnifying party of notice of the institution of such action, then, in each such case, the indemnifying party shall not have the right to direct the defense of such action on behalf of such indemnified party or parties and such indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this Section 9 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the immediately preceding sentence (it being understood, however, that in connection with such action the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances designated by the Initial Purchaser in the case of paragraph (a) of this Section 9 or either the Company or any of the Subsidiaries in the case of paragraph (b) of this Section 9, representing the indemnified parties under such paragraph (a) or paragraph (b), as the case may be, who are parties to such action or actions) or (ii) the indemnifying party has authorized in writing the employment of counsel for the indemnified party at the expense of the indemnifying party. After such notice from the indemnifying party to such indemnified party, the indemnifying party will not be liable for the costs and expenses of any settlement of such action effected by such indemnified party without the prior written consent of the indemnifying party, unless such indemnified party waived in writing its rights under this Section 9, in which case the indemnified party may effect such a settlement without such consent.

                  (d) In circumstances in which the indemnity agreement provided for in the preceding paragraphs of this Section 9 is unavailable to an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof), each indemnifying party, in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect (i) the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other from the offering of the Units or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions or alleged statements or omissions or breaches that resulted in such losses, claims, damages or liabilities (or actions in respect thereof). The relative benefits received by the Company on the one hand and the Initial Purchaser on the other shall be deemed to be in the same proportion as the total proceeds from the offering (net of commissions and before deducting expenses) received by the Company bears to the total discounts and commissions received by the Initial Purchaser. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand, or the Initial Purchaser on the other, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission or alleged statement or omission, and any other equitable considerations appropriate in the circumstances. The Company and the Initial Purchaser agree that it would not be equitable if the amount of such contribution were deter-mined by pro rata or per capita allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the first sentence of this paragraph (d). Notwithstanding any other provision of this paragraph (d), the Initial Purchaser shall not be obligated to make contributions hereunder that in the aggregate exceed the total discounts, commissions and other compensation received by the Initial Purchaser under this Agreement, less the aggregate amount of any damages that the Initial Purchaser has otherwise been required to pay by reason of the untrue or alleged untrue statements or the omissions or alleged omissions to state a material fact, and no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this paragraph (d), each person, if any, who controls the Initial Purchaser within the meaning of
Section 15 of the Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Initial Purchaser, and each director of the Company, each officer of the Company and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, shall have the same rights to contribution as the Company.

                  10. Survival Clause. The respective representations, warranties, agreements, covenants, indemnities and other statements of the Company, the Subsidiaries, their respective officers and the Initial Purchaser set forth in this Agreement or made by or on behalf of them pursuant to this Agreement shall remain in full force and effect, regardless of (i) any investigation made by or on behalf of the Company, the Subsidiaries, any of their respective officers or directors, the Initial Purchaser or any other person referred to in Section 9 hereof and (ii) delivery of and payment for the Units. The respective agreements, covenants, indemnities and other statements set forth in Sections 6, 9 and 15 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.


                  11. Termination. (a) This Agreement may be terminated in the sole discretion of the Initial Purchaser by notice to the Company given prior to the Closing Date in the event that the Company shall have failed, refused or been unable to perform all obligations and satisfy all conditions on their respective part to be performed or satisfied hereunder at or prior thereto or, if at or prior to the Closing Date any of the following shall have occurred:

                  (i) any of the Company or the Subsidiaries shall have sustained any loss or interference with respect to its businesses or properties from fire, flood, earthquakes, hurricane, accident or other calamity, whether or not covered by insurance, or from any strike, labor dispute, slow down or work stoppage or any legal or governmental proceeding, which loss or interference has had or could be reasonably likely to have a Material Adverse Effect, or there shall have been, in the sole judgment of the Initial Purchaser, any other event or development that, individually or in the aggregate, has or could be reasonably likely to have a Material Adverse Effect (including without limitation a change in control of the Company or the Subsidiaries), except in each case as described in the Final Memorandum (exclusive of any amendment or supplement thereto);

                 (ii) there shall have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations, of the Company and the Subsidiaries, taken as a whole, from that set forth in the Final Memorandum that is material and adverse and that makes it, in the Initial Purchaser' sole judgment, impracticable to market the Units, the Warrants or the Preferred Stock on the terms and in the manner contemplated in the Final Memorandum;

                (iii) trading generally shall have been suspended or materially limited on or by, as the case may be, either of the New York Stock Exchange or the National Association of Securities Dealers, Inc. or the setting of minimum prices for trading on such exchange or market shall have occurred or trading of any securities of the Company or the Subsidiaries shall have been suspended on any exchange or in any over-the-counter market;

                 (iv) a banking moratorium shall have been declared by New York or United States authorities;

                  (v) there shall have been (A) an outbreak or escalation of hostilities between the United States and any foreign power, (B) an outbreak or escalation of any other insurrection or armed conflict involving the United States, (C) any material change in the financial markets of the United States or (D) any other national or international calamity or emergency which, in the case of (A), (B), (C) or (D) above and in the sole judgment of the Initial Purchaser, makes it impracticable or inadvisable to proceed with the offering or the delivery of the Units as contemplated by the Final Memorandum;

                 (vi) the taking of any action by any federal, state or local government or agency in respect of its monetary or fiscal affairs that has a material adverse effect on the financial markets in the United States, and would, in the sole judgment of the Initial Purchaser, make it impracticable or inadvisable to market the Units;

                (vii) the proposal, enactment, publication, decree, or other promulgation of any federal or state statute, regulation, rule order of any court or other governmental authority which, in the sole judgment of the Initial Purchaser, would have a Material Adverse Effect;

               (viii) any securities of the Company or any Subsidiary shall have been downgraded or placed on any "watch list" for possible downgrading by any nationally recognized statistical rating organization.

                  (b) Termination of this Agreement pursuant to this Section 11 shall be without liability of any party to any other party except as provided in
Section 10 hereof.

                  If this Agreement shall be terminated by the Initial Purchaser because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement or any condition of the purchasers, obligations cannot be fulfilled, the Company agrees to reimburse the Initial Purchaser for all out-of-pocket expenses (including the fees and expenses of their counsel) reasonably incurred by such Initial Purchaser in connection with this Agreement or the offering contemplated hereunder; provided, however, that the Company shall have no obligation under the Section if this Agreement is terminated by reason of (i) the non-fulfillment of any condition arising out of any event described in this
Section 11 (ii) the failure of Initial Purchaser's counsel to deliver the opinion referred to in Section 7(b).

                  12. Information Supplied by the Initial Purchaser. The statements set forth in the last paragraph on the cover page of the Final Memorandum and paragraphs 5, 6 and 7 under the heading "Units Plan of Distribution" in the Final Memorandum (to the extent such statements relate to the Initial Purchaser) constitute the only information furnished by the Initial Purchaser to the Company for the purposes of Sections 2(a) and 9 hereof.

                  13. Notices. All communications hereunder shall be in writing and, if sent to the Initial Purchaser, shall be mailed or delivered to (i) NatWest Capital Markets Limited, 135 Bishopsgate, London, England, with a copy to White & Case, 1155 Avenue of the Americas, New York, New York 10036,
Attention: Timothy B. Goodell, Esq.; if sent to the Company, shall be mailed or delivered to the Company at National Tobacco Company, 275 Park Avenue South, 7th Floor, New York, New York 10010 with a copy to, Weil, Gotshal & Manges, 767 5th

Avenue, New York, New York 10153, Attention: David E. Zeltner, Esq.

                  All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; and one business day after being timely delivered to a next-day air courier.

                  14. Successors. This Agreement shall inure to the benefit of and be binding upon the Initial Purchaser, the Company, the Subsidiaries and their respective successors and legal representatives, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained; this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that (i) the indemnities of the Company and the Subsidiaries contained in Section 9 of this Agreement shall also be for the benefit of any person or persons who control the Initial Purchaser within the meaning of Section 15 of the Act or
Section 20 of the Exchange Act and (ii) the indemnities of the Initial Purchaser contained in Section 9 of this Agreement shall also be for the benefit of the directors of the Company and officers and any person or persons who control the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act. No purchaser of Units from the Initial Purchaser will be deemed a successor because of such purchase.

                  15. APPLICABLE LAW. THE VALIDITY AND INTERPRETATION OF THIS AGREEMENT, AND THE TERMS AND CONDITIONS SET FORTH HEREIN, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY THEREIN, WITHOUT GIVING EFFECT TO ANY PROVISIONS THEREOF RELATING TO CONFLICTS OF LAW.

                  16. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between the Company and the Initial Purchaser.

                                        Very truly yours,

                                        NORTH ATLANTIC TRADING
                                        ACQUISITION COMPANY, INC.

                                        By: /s/ Thomas F. Helms, Jr.
                                            ------------------------
                                            Name: Thomas F. Helms
                                            Title:  Chairman, President and CEO


The foregoing Agreement is
hereby confirmed and accepted
as of the date first above
written.


NATWEST CAPITAL MARKETS LIMITED


By: /s/ Greg B. Bowes
   ------------------
   Name:   Greg B. Bowes
   Title:  Managing Director